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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 11, 2004


    COMMISSION       REGISTRANT; STATE OF INCORPORATION;       IRS EMPLOYER
    FILE NUMBER        ADDRESS; AND TELEPHONE NUMBER         IDENTIFICATION NO.
    -----------      -----------------------------------     ------------------

      1-9513             CMS ENERGY CORPORATION                  38-2726431
                        (A MICHIGAN CORPORATION)
                            ONE ENERGY PLAZA
                         JACKSON, MICHIGAN 49201
                             (517) 788-0550

      1-5611            CONSUMERS ENERGY COMPANY                 38-0442310
                        (A MICHIGAN CORPORATION)
                             ONE ENERGY PLAZA
                         JACKSON, MICHIGAN 49201
                             (517) 788-0550


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

Nuclear Management Company LLC ("NMC"), the operator of the Palisades nuclear plant owned by Consumers Energy Company ("Consumers"), a subsidiary of CMS Energy Corporation, in conjunction with a regularly scheduled re-fueling outage has conducted a planned inspection of Palisades' reactor vessel head penetrations. The reactor vessel head penetrations inspection was conducted pursuant to a generic issue broadly affecting pressurized water reactors. Forty-three of forty-five control rod drive penetrations have been inspected and the remaining two penetrations will be inspected over the next few days. Two of the penetrations that have already been inspected have indications requiring further inspection and possible repair. These additional inspections will include, as a minimum, a "bare metal" inspection of the reactor vessel head in the vicinity of the two penetrations having indications. There is no risk to the public or workers. NMC conducted a visual "bare metal" inspection of the Palisades reactor vessel head in March, 2003. No leakages were identified at that time.

As of September 1, 2004, 14 different U.S. nuclear generating units owned by various utilities had identified and repaired similar indications. At this time based on preliminary information and industry experience, Consumers expects that the current re-fueling outage may be extended by five to six weeks. Consumers expects to have sufficient power at all times to meet its load requirements from its other plants or purchase arrangements. These arrangements could increase the cost of power to Consumers by an estimated $1.6 million (pre-tax) per week during an extended re-fueling outage. Of this estimated amount, approximately $0.6 million per week is not recoverable from ratepayers. The preliminary estimate of the costs of additional inspections and possible activities to repair the reactor vessel penetrations is $5 million. The ability of Consumers to make off system sales may also be affected by an extension of the re-fueling outage. However, until all the inspections are completed and all of the possible repairs are made there can be no assurance of the length and effect of the outage on Consumers' operations and CMS Energy Corporation's consolidated earnings.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                          CMS ENERGY CORPORATION

Dated:  October 12, 2004

                                          By: /s/ Thomas J. Webb
                                              ----------------------------------
                                              Thomas J. Webb
                                              Executive Vice President and
                                              Chief Financial Officer


                                          CONSUMERS ENERGY COMPANY

Dated:  October 12, 2004

                                          By: /s/ Thomas J. Webb
                                              ----------------------------------
                                              Thomas J. Webb
                                              Executive Vice President and
                                              Chief Financial Officer